File No. 2-62436
                                                  File No. 811-02864



                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)


Filed by the Registrant             /x/

Filed by a Party other than the Registrant           / /
Check the appropriate box:
/ /      Preliminary Proxy Statement
/x/      Definitive Proxy Statement
/x/      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/ /      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e) (2))

                                Pioneer Bond Fund

                (Name of Registrant as Specified in its Charter)



                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/      No fee required.

                               PIONEER BOND FUND
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                           SCHEDULED FOR MAY 4, 1999

     This is the formal agenda for your fund's shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

     To the shareholders of Pioneer Bond Fund:

     A meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on Tuesday, May 4, 1999 at 2:00 p.m., Boston time, to consider the following:

    1. To elect the nine (9) trustees named in the attached proxy statement to serve on the board of trustees until their successors have been duly elected and qualified.

    2. A proposal to approve an Agreement and Plan of Reorganization pursuant to which your fund, which is currently organized as a Massachusetts business trust, would be reorganized as a Delaware business trust.


    3(a)-(l). Proposals to approve amendments to your fund's fundamental investment objective, policies and restrictions, as described in the attached proxy statement.


    4. Any other business that may properly come before the meeting.

     Shareholders of record as of the close of business on March 5, 1999 are entitled to vote at the meeting and any related follow-up meetings.

                               By Order Of The Board of Trustees,

                               Joseph P. Barri, Secretary

Boston, Massachusetts
March 9, 1999
                                -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD.


                                                                       0399-6108

                              PROXY STATEMENT OF
                               PIONEER BOND FUND
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-225-6292


                        SPECIAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposals as summarized below.


     Pioneer Bond Fund will furnish without charge a copy of its Annual Report or Semi-Annual Report to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneering Services Corporation, the fund's transfer agent, at 1-800-225-6292.



                                 INTRODUCTION

     This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time on Tuesday, May 4, 1999, and at any adjournments of the meeting to a later date.
The purpose of this meeting is to consider:

    1. The election of the nine (9) trustees named in this proxy statement to serve on the board of trustees until their successors have been duly elected and qualified.

    2. A proposal to approve an Agreement and Plan of Reorganization pursuant to which your fund, which is currently organized as a Massachusetts business trust, would be reorganized as a Delaware business trust.


    3(a)-(l). Proposals to approve amendments to your fund's fundamental investment objective, policies and restrictions, as described in this proxy statement.


    4. Any other business that may properly come before the meeting.

     This proxy statement and proxy are being mailed to shareholders on or about March 9, 1999. The Annual Report for the fund for the fiscal period ended June 30, 1998, was previously mailed to shareholders.


Who is Eligible to Vote?

     Shareholders of record of the fund as of the close of business on March 5, 1999 (the "record date") are entitled to vote on all of the fund's business at the meeting or any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                  PROPOSAL 1


                         ELECTION OF BOARD OF TRUSTEES


     All of the nominees for election currently serve as trustees for your fund. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. If any nominee should be unable to serve, an event which is not anticipated, the persons named as proxies may vote for such other person as shall be designated by the board of trustees of the fund. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) FOR the election of the nine (9) nominees named below as trustees of the fund.


     The following table sets forth each nominee's position(s) with the fund, and their age, address, principal occupation and employment during the past five years and any other directorships held. The table also indicates the year during which he or she first became a trustee of the fund and the number of shares of the fund beneficially owned by each nominee, directly or indirectly, on February 26, 1999.



                                                                                    Number of
                                                                                  Shares Owned
       Name, Age,                                                                and Percentage
    Position(s) with               Principal Occupation              First       of Total Shares
        the Fund                       or Employment               Became a      Outstanding on
       and Address                  and Trusteeships(1)             Trustee     February 26, 1999
------------------------   ------------------------------------   ----------   ------------------
John F. Cogan, Jr.*        President, Chief Executive Officer       1990          206,702.613
(72)                       and a Director of The Pioneer                            0.988%
Chairman of the Board,     Group, Inc. ("PGI"); Chairman and
President and Trustee      a Director of Pioneer Investment
60 State Street            Management, Inc. ("Pioneer") and
Boston, MA 02109           Pioneer Funds Distributor, Inc.
                           ("PFD"); Director of Pioneering
                           Services Corporation ("PSC"),
                           Pioneer Capital Corporation
                           ("PCC"), Pioneer Real Estate
                           Advisors, Inc., Pioneer Forest,
                           Inc., Pioneer Explorer, Inc.,
                           Pioneer Management (Ireland)
                           Ltd. ("PMIL") and Closed Joint
                           Stock Company "Forest-Starma";
                           President and Director of Pioneer
                           Metals and Technology, Inc.
                           ("PMT"), Pioneer International
                           Corp. ("Pint"), Pioneer First
                           Russia, Inc. ("First Russia") and
                           Pioneer Omega, Inc. ("Omega");
                           Chairman of the Board and
                           Director of Pioneer

                                                                                    Number of
                                                                                  Shares Owned
       Name, Age,                                                                and Percentage
    Position(s) with               Principal Occupation              First       of Total Shares
        the Fund                       or Employment               Became a      Outstanding on
       and Address                  and Trusteeships(1)             Trustee     February 26, 1999
------------------------   ------------------------------------   ----------   ------------------
                           Goldfields Limited ("PGL") and
                           Teberebie Goldfields Limited;
                           Chairman of the Supervisory Board of
                           Pioneer Fonds Marketing, GmbH,
                           Pioneer First Polish Investment Fund
                           Joint Stock Company, S.A. and
                           Pioneer Czech Investment Company,
                           A.S.; Chairman, President and
                           Trustee of all of the Pioneer mutual
                           funds; Director of Pioneer Global
                           Equity Fund Plc, Pioneer Global Bond
                           Fund Plc, Pioneer DM Cash Fund Plc,
                           Pioneer European Equity Fund Plc,
                           Pioneer Emerging Europe Fund Plc,
                           Pioneer US Real Estate Fund Plc and
                           Pioneer U.S. Growth Fund Plc
                           (collectively, the "Irish Funds");
                           and Partner, Hale and Dorr LLP
                           (counsel to PGI and the fund).

Mary K. Bush               President, Bush & Co.                    1997               0
(50)                       (international financial advisory
Trustee                    firm); Director and/or Trustee of
4201 Cathedral Ave. NW     Mortgage Guaranty Insurance
Apt. 1016E                 Corporation, Novecon
Washington, DC 20016       Management Company, Hoover
                           Institution, Folger Shakespeare
                           Library, March of Dimes, Project
                           2000, Inc. (not-for-profit
                           educational organization), Small
                           Enterprise Assistance Fund,
                           Wilberforce University and Texaco,
                           Inc.; Advisory Board Member,
                           Washington Mutual Investors Fund
                           (registered investment company); and
                           Trustee of all the Pioneer mutual
                           funds, except Pioneer Variable
                           Contracts Trust.



                                                                                     Number of
                                                                                   Shares Owned
        Name, Age,                                                                and Percentage
     Position(s) with               Principal Occupation              First       of Total Shares
         the Fund                       or Employment               Became a      Outstanding on
       and Address                   and Trusteeships(1)             Trustee     February 26, 1999
-------------------------   ------------------------------------   ----------   ------------------
Richard H. Egdahl,          Alexander Graham Bell Professor 1992      1992              0
M.D.                        of Health Care Entrepreneurship,
(72)                        Boston University; Professor of
Trustee                     Management, Boston University School
Boston University           of Management; Professor of Public
Health Policy Institute     Health, Boston University School of
55 Bay State Road           Public Health; Professor of Surgery,
Boston, MA 02215            Boston University School of
                            Medicine; Director, Boston
                            University Health Policy Institute,
                            Boston University Program for Health
                            Care Entrepreneurship, CORE
                            (management of workers' compensation
                            and disability costs--Nasdaq
                            National Market), and WellSpace
                            (provider of complementary health
                            care); Trustee, Boston Medical
                            Center; Honorary Trustee, Franciscan
                            Children's Hospital; and Trustee of
                            all of the Pioneer mutual funds.

Margaret B.W. Graham        Founding Director, The Winthrop           1990              0
(51)                        Group, Inc. (consulting firm);
Trustee                     Manager of Research Operations,
The Keep                    Xerox Palo Alto Research Center,
P.O. Box 110                from 1991 to 1994; Professor of
Little Deer Isle, ME        Operations Management and
04650                       Management of Technology and
                            Associate Dean, Boston University
                            School of Management, from 1989 to
                            1993; and Trustee of all the Pioneer
                            mutual funds, except Pioneer
                            Variable Contracts Trust.

John W. Kendrick            Professor Emeritus, George               1990          2,217.293
(81)                        Washington University; Director,                         0.011%
Trustee                     American Productivity and Quality
636 Waterway Drive          Center; Adjunct Scholar, American
Falls Church, VA 22044      Enterprise Institute; Economic
                            Consultant; and Trustee of all of
                            the Pioneer mutual funds, except
                            Pioneer Variable Contracts Trust

                                                                                      Number of
                                                                                    Shares Owned
        Name, Age,                                                                 and Percentage
     Position(s) with                Principal Occupation              First       of Total Shares
         the Fund                        or Employment               Became a      Outstanding on
        and Address                   and Trusteeships(1)             Trustee     February 26, 1999
--------------------------   ------------------------------------   ----------   ------------------
Marguerite A. Piret          President Newbury, Piret &               1990        27,054.806
(50)                         Company, Inc. (merchant banking                         0.129%
Trustee                      firm); Trustee of Boston Medical
One Boston Place             Center; Member of the Board of
Suite 2635                   Governors of the Investment
Boston, MA 02108             Company Institute; and Trustee of
                             all of the Pioneer mutual funds.

David D. Tripple*            Executive Vice President and a           1990         946.031
(55)                         Director of PGI; President and a                         0%
Executive Vice President     Director of Pioneer; Director of
and Trustee                  PFD, PCC, Pint, First Russia,
60 State Street              Omega, Pioneer SBIC Corporation
Boston, MA 02109             ("Pioneer SBIC"), PMIL and the
                             Irish Funds; and Executive Vice
                             President and Trustee of all of
                             the Pioneer mutual funds.

Stephen K. West              Of Counsel, Sullivan & Cromwell          1993            0
(70)                         (law firm); Director, Kleinwort
Trustee                      Benson Australian Income Fund,
125 Broad Street             Inc., The Swiss Helvetia Fund, Inc.
New York, NY 10004           (mutual funds), AMVESCAP PLC
                             (investment managers) and American
                             Insurance Holdings, Inc.; Trustee,
                             The Winthrop Focus Funds (mutual
                             funds); and Trustee of all of the
                             Pioneer mutual funds.

John Winthrop                President, John Winthrop & Co.,          1990         7,490.132
(62)                         Inc. (private investment firm);                         0.034%
Trustee                      Director, of NUI Corp. (energy
One North Adgers Wharf       sales, services and distribution);
Charleston, SC 29401         and Trustee of all of the Pioneer
                             mutual funds; except Pioneer
                             Variable Contracts Trust.


------------

 * Messrs. Cogan and Tripple are "interested persons" of the fund and Pioneer within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act").
(1) Each nominee also serves as a trustee for each of the open-end investment companies (mutual funds) in the Pioneer family of mutual funds, for Pioneer Interest Shares, a closed-end investment company, and for each of the portfolios of the Pioneer Variable Contracts Trust (except Messrs. Kendrick and Winthrop and Mmes. Graham and Bush, who do not serve as trustees for Pioneer Variable Contracts Trust). Except for Ms. Bush, each trustee was most recently elected by the shareholders of the fund in 1995. Ms. Bush was elected by the other trustees in 1997.
(2) As of February 26, 1999, the trustees and officers of the fund beneficially owned, directly or indirectly, in the aggregate 1.17% of the fund's outstanding shares (20,924,217.238 shares).

     Ms. Piret, Mr. West and Mr. Winthrop serve on the audit committee of the board of trustees. The functions of the audit committee include recommending independent auditors to the trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the trustees. Ms. Graham, Ms. Piret and Mr. Winthrop also serve on the nominating committee of the board of trustees. The primary responsibility of the nominating committee is the selection and nomination of candidates to serve as independent trustees. The nominating committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").


     During the fiscal year ended June 30, 1998, the board of trustees held twelve meetings, the audit committee held eleven meetings and the nominating committee held one meeting. All of the current trustees and committee members then serving attended at least 75% of the meetings of the board of trustees or applicable committee, if any, held during the fiscal year ended June 30, 1998.



     Mr. Cogan is an officer of PGI and owns, as of February 26, 1999, approximately 14% of the outstanding Common Stock of PGI. None of the other nominees own more than 1% of the outstanding Common Stock of PGI.



Other Executive Officers


     In addition to Messrs. Cogan and Tripple, who serve as executive officers of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the board of trustees and serves until his successor is chosen and qualified or until his resignation or removal by the board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.


 Name, Age and Position with the Fund                      Principal Occupation(s)
--------------------------------------   -----------------------------------------------
John A. Boynton, (44), Treasurer         Executive Vice President, Treasurer and Chief
                                         Financial Officer of PGI; and Treasurer
                                         of Pioneer, PFD and all of the Pioneer
                                         mutual funds. Prior to joining PGI in
                                         November 1998, Mr. Boynton was a Senior
                                         Vice President of The Quaker Oats
                                         Company.

Joseph P. Barri, (52), Secretary         Corporate Secretary of PGI and most of its
                                         subsidiaries; Secretary of all of the
                                         Pioneer mutual funds; and Partner, Hale
                                         and Dorr LLP.

Eric W. Reckard, (42), Assistant         Vice President-Corporate Finance of PGI since
Treasurer                                February 1999; Manager of Business Planning
                                         and Internal Audit of PGI since September 1996;
                                         Manager of Fund Accounting of Pioneer since
                                         May 1994; Manager of Auditing, Compliance
                                         and Business Analysis for PGI prior to
                                         May 1994; and Assistant Treasurer of
                                         all of the Pioneer mutual funds.

 Name, Age and Position with the Fund                    Principal Occupation(s)
--------------------------------------   -----------------------------------------------
Robert P. Nault, (34), Assistant         Senior Vice President, General Counsel and
Secretary                                Assistant Secretary of PGI since 1995;
                                         Assistant Secretary of Pioneer, certain other
                                         PGI subsidiaries and all of the Pioneer
                                         mutual funds; Assistant Clerk of PFD and PSC;
                                         and junior partner of Hale and Dorr LLP
                                         prior to 1995.

Remuneration of Trustees and Officers


     The following table provides information regarding the compensation paid by the fund and the other investment companies in the Pioneer family of mutual funds to the trustees for their services as indicated below. Compensation paid by the fund to Messrs. Cogan and Tripple, who are interested persons of Pioneer, is reimbursed to the fund by Pioneer. The fund pays no salary or other compensation to its officers.


                                                    Total Compensation
                                                        from the
                                                     Fund and Other
                                      Aggregate        Funds in the
                                    Compensation      Pioneer Family
Trustee                            from the Fund+   of Mutual Funds++
----------------------------------------------------------------------
John F. Cogan, Jr. ..............     $   500*          $  18,750*
Mary K. Bush ....................       1,852              77,125
Richard H. Egdahl, M.D. .........       1,851              79,125
Margaret B.W. Graham ............       1,859              81,750
John W. Kendrick ................       1,752              65,900
Marguerite A. Piret .............       2,140              98,750
David D. Tripple ................         500*             18,750*
Stephen K. West .................       1,949              85,050
John Winthrop ...................       2,079              85,875
                                      -------           ---------
Totals ..........................     $14,482           $ 611,075
                                      =======           =========

------------
 * Pioneer fully reimbursed the fund and the other mutual funds in the Pioneer family of mutual funds for compensation paid to Messrs. Cogan and Tripple.

 +  For the fiscal year ended June 30, 1998.

++ For the calendar year ended December 31, 1998.


Investment Adviser


     Pioneer and Pioneer Funds Distributor, Inc., whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serve as investment adviser and principal underwriters, respectively, to the fund.



Required vote

     In accordance with the fund's Agreement and Declaration of Trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the nine (9) nominees receiving the greatest number of votes will be elected to the board.

                                  PROPOSAL 2

              APPROVAL OF AN AGREEMENT AND PLAN PROVIDING FOR THE
                REORGANIZATION OF THE FUND FROM A MASSACHUSETTS
                  BUSINESS TRUST TO A DELAWARE BUSINESS TRUST

General


     At a meeting held on January 5, 1999, the trustees unanimously approved, subject to the approval of shareholders of the fund, an Agreement and Plan of Reorganization in the form attached to this proxy statement as Exhibit A. The Plan of Reorganization provides for the reorganization of your fund, currently a Massachusetts business trust, into a newly established Delaware business trust (the "successor fund"). Prior to the reorganization, the newly established Delaware business trust will have no assets or operations.

     After the reorganization is complete, the successor fund will carry on the business of your fund. If your fund's shareholders approve the proposed changes to the fund's fundamental investment policies described in Proposals 3(a)-(l) below, the successor fund's operations will change accordingly, to the extent approved. If these changes are not approved, the successor fund will have investment policies and restrictions that are identical to the investment policies and restrictions of your fund. The successor fund will also enter into a management contract and other service agreements which provide the same services on the same terms as those applicable to your fund.

     The principal differences between a Delaware business trust and a Massachusetts business trust as forms of organization are discussed below under the caption "Comparison of business trusts under Delaware law and Massachusetts law." Approval of the reorganization also constitutes approval of the termination of your fund in accordance with Massachusetts law. Following the reorganization, Pioneer will serve as investment adviser for the successor fund under a management contract which will have been approved by the board of trustees of the successor fund and by your fund, each as a sole shareholder of the successor fund, as further discussed below under the captions "Summary of the plan of reorganization." The new management contract between the successor fund and Pioneer will be identical to the existing management contract in all material respects except for the date of execution and the fact that the successor fund will be a Delaware business trust.


Reasons for the proposed reorganization

     Your fund presently is organized as a Massachusetts business trust. The proposed form of organization of your fund as a Delaware business trust offers certain advantages over the current form of organization as a Massachusetts business trust. The advantages include:

    o clearer limitations upon liability for your fund's shareholders and trustees

    o greater flexibility in the methods of shareholder voting

    o affording the trustees greater flexibility to amend the Delaware Declaration of Trust without shareholder approval (although this advantage could also be achieved under Massachusetts law by amending your fund's Declaration of Trust)

Comparison of business trust under Delaware law and Massachusetts law

     Limitation of Shareholders' Series' Liability. Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust (such as your fund's shareholders) may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, the board of trustees has determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware business trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of multiple series of a Massachusetts business trust. While the trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position. Your fund has not issued multiple series of shares, and the trustees have no current intention to issue such shares. However, to the extent the board of trustees determines that the issuance of multiple series of shares is prudent, the trustees believe that your fund would be better situated to do so as a Delaware business trust.


     Limitation of trust liability. Delaware law provides that, except to the extent otherwise provided in a fund's declaration of trust or bylaws, trustees will not be personally liable to any person (other than the business trust or a shareholder thereof) for any act, omission or obligation of the business trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware business trust's declaration of trust or bylaws will not subject the trustee to liability to the business trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the business trust's declaration of trust or bylaws. The declaration of trust of a Massachusetts business trust may limit liability of a trustee who is not also an officer of the trust, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which the trustee derives an improper direct or indirect financial benefit. The trustees believe that such limitations on liability under Delaware law are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.

     Shareholder voting. Delaware law provides that a Delaware business trust's declaration of trust or bylaws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting though computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the Securities and Exchange Commission ("SEC") modifies its proxy rules. Also, as required by the 1940 Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.


     Board composition. Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware business trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by shareholders. Establishing separate boards of trustees would, among other things, enable the series of a Delaware business trust to be governed by individuals who are more familiar with the series' particular operations.


Comparison of your fund's Declaration of Trust under Massachusetts law and Delaware Declarations of Trust under Delaware law


     It is anticipated that the Delaware business trust will be required to hold fewer shareholder meetings than the Massachusetts business trust, potentially further reducing costs. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual shareholder meetings, Delaware law affords to the trustees greater ability to adapt the Delaware business trust to future contingencies without the necessity of holding a special shareholder meeting. The trustees would have the power to amend the business trust's governing instrument to create a class or series of beneficial interest that was not previously outstanding; to dissolve the business trust; to incorporate the Delaware business trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the business trust's assets; to cause any series to become a separate trust; and to change the Delaware business trust's domicile -- all without shareholder vote. Any exercise of authority by the trustees is subject to applicable state and federal law. The flexibility of Delaware business trusts should help to assure that the Delaware business trust always operates under the most advantageous form of organization and may reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues.



Trustees' Recommendation


     After considering the matters discussed above and other matters deemed to be relevant, your board of trustees determined that the reorganization is in the best interest of your fund and will not result in the dilution of the interest of your fund's shareholders. The trustees present at the meeting held on January 5, 1999 unanimously voted to recommend that you vote FOR the reorganization.



Required Vote


     Since the Board of Trustees recommends the reorganization, approval of the Agreement and Plan of Reorganization requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of


    (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

    (2) more than 50% of the outstanding shares of the fund.

     In the event that the shareholders of your fund do not vote in favor of the reorganization, the trustees will determine what further action, if any, to take, including the possibility of resubmitting the proposal at a later time.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF YOUR FUND FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE BUSINESS TRUST.


Summary of the Plan of Reorganization


     The following discussion summarizes certain terms of the Plan of Reorganization. This summary of the Plan of Reorganization is qualified in its entirety by the provisions of the form of Plan or Reorganization, which is attached to this proxy statement as Exhibit A. Assuming the Plan of Reorganization is approved, and your fund is able to obtain the necessary consent, approval, authorization or order of any court or governmental authority, it is currently contemplated that the Reorganization will become effective at the close of business on or about May 17, 1999.

     In order to accomplish the reorganization, a Delaware business trust has been formed. On the closing date of the reorganization (the "Closing Date"), your fund will transfer all of its assets to the successor fund in exchange for the assumption by the successor fund of all the liabilities of your fund and the issuance to your fund of shares of beneficial interest of the successor fund ("successor fund shares") equal to the value (as determined by using the procedures set forth in your fund's current prospectus) on the date of the exchange of your fund's net assets. Consequently, for each share of the fund outstanding at the time of the reorganization, one successor fund share of the same class will be issued to the fund. Your fund, as sole shareholder of the successor fund, will then vote on certain matters that require shareholder approval, as described below. Immediately thereafter, your fund will liquidate and distribute successor fund shares to each shareholder pro rata in proportion to the shareholder's beneficial interest in each class of your fund in exchange for his or her current fund shares. After such distributions of successor fund shares, your fund will, as soon as practicable thereafter, be wound up and terminated. Certificates evidencing full or fractional successor fund shares will not be mailed to shareholders. Upon completion of the reorganization, each of your fund's shareholders will be the owner of full and fractional successor fund shares of the same class and equal in number and net asset value to his or her fund shares as of the date of the exchange.

     As described above, the Plan of Reorganization authorizes your fund as the then sole shareholder of the successor fund (i) to elect as trustees of the Delaware business trust the persons who currently serve as trustees of the Massachusetts business trust; (ii) to ratify the selection of the independent accountants; (iii) to approve the Rule 12b-1 plans of distribution for the successor fund and (iv) to approve the management contract for the successor fund. With respect to the foregoing matter, the successor fund will vote after the board of trustees of the successor fund has approved such matters.


     The newly elected trustees will hold office without limit in time except that (i) any trustee may resign; (ii) any trustee may be removed by written instrument signed by at least a majority of the trustees prior to removal; and (iii) a trustee may be removed at any special meeting of the shareholders of the successor fund by a vote of two-thirds of the outstanding shares of the successor fund. In case a vacancy shall exist for any reason, the remaining trustees of the successor fund for which the vacancy exists will fill such vacancy by appointing another trustee so long as, immediately after such appointment, at least two-thirds of the trustees have been elected by the shareholders of the successor fund.

     If, at any time prior to the Closing Date, (a) the trustees determine that it would not be in the best interest of your fund or your fund's shareholders to proceed with the execution of the Plan of Reorganization, or (b) your fund is unable to obtain the consent, approval, authorization or order of any court or governmental authority, the reorganization may not go forward, notwithstanding the approval of the reorganization by the shareholders at the meeting. The obligations of your fund under the Plan of Reorganization are subject to various conditions as stated therein. In order to provide against unforeseen events, the Plan of Reorganization may be terminated or amended at any time prior to the reorganization by mutual agreement of the trustees of your fund and the successor fund. Your fund and the successor fund may waive compliance with any of the covenants and conditions contained in, or may amend the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of shareholders of your fund.



Securities and Exchange Commission registration


     Under the reorganization, the successor fund will assume your fund's existing registration statements under the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act.


Continuation of shareholder accounts and services

     The successor fund's transfer agent, Pioneering Services Corporation ("PSC"), will establish accounts for all shareholders of the successor fund containing the appropriate number of successor fund shares to be received by the shareholder under the Plan of Reorganization. Such account will be identical in all material respects to the accounts currently maintained by PSC for each of your fund's shareholders. Shareholders who have elected to receive a particular service, such as telephone redemptions or exchanges or Pioneer Investomatic Plans, will continue to receive such services as shareholders of the successor fund without any further action.


Expenses of the reorganization


     Pioneer will bear all expenses associated with the transactions contemplated by the Plan of Reorganization.



Tax consequences of the reorganization

     It is a condition to the consummation of the reorganization that your fund receives on or before the Closing Date an opinion from counsel, Hale and Dorr LLP, substantially to the effect that, among other things, for federal income tax purposes the transactions contemplated by the Plan of Reorganization will constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and that, consequently, no gain or loss will be recognized for federal income tax purposes by your fund or its shareholders upon (1) the transfer of all of the assets of your fund to the successor fund in exchange solely for successor fund shares and the assumption by the successor fund of your fund's liabilities and (2) the distribution by your fund of the successor fund shares, in liquidation of your fund, to the shareholders in exchange for your fund's shares. The opinion will further state, among other things, that (i) the federal tax basis of successor fund shares to be received by shareholders of your fund will be the same as the federal tax basis of the shares of your fund surrendered in exchange therefor and (ii) each shareholder's federal tax holding period for his or her successor fund shares will include such shareholder's holding period for shares of your fund surrendered in exchange therefor, provided that such shares were held as capital assets on the date of the exchange.


     Description of certain provisions of the successor fund's Delaware Declaration of Trust


     The following is a summary of certain provisions of the successor fund's Delaware Declaration of Trust.


     Series and classes. As discussed above, the Delaware Declaration of Trust would permit the successor fund to issue series of its shares which would represent interests in separate portfolios of investments including the corresponding current fund. No series would be entitled to share in the assets of any other series or be liable for the expenses or liabilities of any other series. The trustees would also be able to authorize the successor fund to issue additional classes of shares without prior shareholder approval.



     Limitations on Derivative Actions. In addition to the requirements under Delaware law, the Delaware Declaration of Trust provides that a shareholder of the successor fund may bring a derivative action on behalf of such successor fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the successor fund or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the trustees to commence such action; and (b) the trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the successor fund for the expense of any such advisers in the event that the trustees determine not to bring such action. Trustees who are not "interested persons" as such term is used under the 1940 Act shall be deemed to be independent for purposes of all action taken by the Trustees, including any action taken with respect to a derivative action.



     Shareholder meetings and voting rights. The successor fund is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held for the successor fund, each share of the successor fund shall be entitled to one vote on all matters presented to shareholders including the election of trustees. Shareholders of the successor fund do not have cumulative voting rights in connection with the election of trustees. Meetings of shareholders of the successor fund, or any series or class thereof, may be called by the trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the successor fund shall only have the right to vote with respect to the limited number of matters specified in the Delaware Declaration of Trust and such other matters as the trustees shall determine or shall be required by law.


     Indemnification. The Delaware Declaration of Trust of the successor fund provides for indemnification of trustees, officers and agents of the successor fund provided that no such indemnification shall be provided to any person who is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Delaware business trust.


     The Delaware Declaration of Trust provides that if any present or former shareholders of the successor fund, or any future series thereof, shall be held personally liable solely by reason of that person being or having been a shareholder and not because of such shareholder's act or omissions or for some other reason that shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled, out of the assets belonging to the successor fund or series thereof, to be held harmless from and indemnified against all loss and expense arising from such liability. The successor fund, on its own behalf or on behalf of any affected series, shall, upon request by the shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the fund or series thereof, and satisfy any judgment thereon from the assets of the fund or series thereof.



     Termination. The Delaware Declarations of Trust would permit termination of the successor fund or of any series or class of the successor fund (i) by a majority of the shareholders at a meeting of shareholders of the successor fund, series or class; or (ii) by a majority of the trustees without shareholder approval if the trustees determine that such action is in the best interest of the fund or its shareholders. The factors and events that the trustees may take into account in making such determination include (i) the inability of the successor fund, or any successor series or class to maintain their assets at an appropriate size; (ii) changes in laws or regulations governing them or affecting assets of the type in which they invest; or (iii) economic developments or trends having a significant adverse impact on their business or operations. Termination of your fund requires the affirmative 1940 Act majority vote of the fund.



     Merger, consolidation, sale of assets, etc. The Delaware Declaration of Trust would authorize the trustees of the successor fund without shareholder approval specifically to permit the successor fund, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the successor fund, or any series thereof. The Massachu-setts Declaration of Trust does not specifically provide for mergers or consolidations of your fund. A sale of assets of your fund would require an affirmative 1940 Act majority vote of the fund. Shareholders of your fund would thus lose their power to vote on the merger or consolidation of the successor fund into another entity and on the sale of assets of the successor fund.


     Amendments. The Delaware Declaration of Trust would permit the trustees to amend the Delaware Declaration of Trust without a shareholder vote; provided that shareholders of the successor fund shall have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) with respect to which shareholder approval is required by law; (iii) that would amend this provision of the Declaration of Trust; and (iv) with respect to any other matter that the trustees determine to submit to shareholders. Any amendment to the your fund's Declaration of Trust, except an amendment changing the name of the fund or supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision of the Declaration of Trust, requires the affirmative 1940 Act majority vote of the fund.



                          PROPOSALS 3(a) THROUGH 3(l)


                      AMENDMENT TO THE FUND'S FUNDAMENTAL
                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


     Pioneer and your board of trustees recommend that a number of changes be made to modernize your fund's fundamental investment objective, policies and restrictions. The purpose of these changes is to afford your fund additional flexibility to respond more quickly to a constantly changing investment environment. Specifically, these changes are designed to give your fund the same degree of flexibility that many other mutual funds that are in the same category as your fund (i.e., investment grade bond funds) typically have without increasing the risks associated with investing in the fund beyond the industry norm for this type of bond fund. We are asking you to vote on these changes because the objective, policies and restrictions described below are fundamental and may be changed only with shareholder approval.



     The 1940 Act requires mutual funds to adopt fundamental investment policies and restrictions covering certain types of investment practices. Your fund, however, is also subject to a number of other fundamental policies and restrictions that are not required by the 1940 Act or any other current laws. In fact, most of your fund's investment policies were designated as fundamental when your fund was organized in 1978 because that was the standard practice in the mutual fund industry at the time. The mutual fund industry has matured significantly over the last 21 years, and the vast majority of mutual funds which are organized today do not designate their investment policies (or even investment objectives for that matter) as fundamental so that they will have greater flexibility to respond to changes in the investment landscape. Similarly, most of your fund's investment restrictions were adopted to reflect certain regulatory, business or industry conditions which are no longer in effect, especially the "blue sky" laws formerly imposed by state securities regulations. It is also recommended that some of the fundamental restrictions be liberalized to the extent permitted under the 1940 Act in light of current interpretive positions of the staff of the SEC. In order to ensure that these proposed changes do not conflict with a possible interpretation of your fund's investment objective, it is recommended that the investment objective be revised to accommodate the added flexibility permitted by the changes.

     Pioneer expects that you will benefit from these proposed changes to the fund's fundamental objective, policies and investment restrictions in several ways. First, the fund would have the same degree of flexibility to respond to new developments and changing trends in the fixed income marketplace that other comparable funds typically have. Pioneer believes that this added flexibility will make your fund more competitive among its peer group of bond funds. Pioneer recognizes that this added flexibility may also introduce added risks to an investment in the fund. However, Pioneer believes that these changes may improve the fund's risk-return balance by allowing for enhanced performance at a minimal increase in risk for the fund's overall portfolio. Pioneer would carefully evaluate all new investment opportunities which could become available to the fund as a result of the increased flexibility to determine whether any would be suitable for the fund given its investment objective, policies and risk profile. In addition, Pioneer believes that these changes will not expose the fund's shareholders to risks that are any greater than the risks normally associated with investing in comparable bond funds.


     Second, the proposed changes to the fund's investment restrictions are designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions of other funds managed by the adviser, which will facilitate the adviser's compliance efforts. Also, these revised restrictions should assist investors in understanding the characteristics and risks associated with this fund and will allow for more effective comparison to other mutual funds with similar investment objectives.


          PROPOSED AMENDMENTS TO INVESTMENT POLICIES AND RESTRICTIONS


     The table below sets forth the fund's current fundamental objective, policies and restrictions in the left hand column and the proposed amended policies or restrictions in the right hand column. The current restrictions are presented in the same order as they are listed in the fund's statement of additional information. The amended restrictions, if approved, will be reordered in the fund's revised statement of additional information.

Proposal    Current Fundamental Investment Objective           Amended Fundamental Investment Objective
---------   ------------------------------------------------   -----------------------------------------------
 3(a)       The fund seeks current income from a high          Amended as follows. The fund seeks current
            quality portfolio with due regard to               income from an investment grade portfolio
            preservation of capital and prudent                with due regard to preservation of capital
            investment risk. The fund has a secondary          and prudent investment risk. The fund has a
            objective of maintaining a relatively stable       secondary objective of maintaining a
            level of dividends; however, the level of          relatively stable level of dividends; however,
            dividends will be maintained only if               the level of dividends will be maintained only
            consistent with preserving the high quality of     if consistent with preserving the investment
            the fund's portfolio.                              grade quality of the fund's portfolio.




Proposal     Current Fundamental Policy                           Amended Non-Fundamental Policy
----------   --------------------------------------------------   ------------------------------------------------
 3(b)        At least 85% of the fund's total assets must         Amended as follows: At least 80% of the
             be invested in (a) debt securities issued or         fund's total assets must be invested in
             guaranteed by the U.S. government or its             (a) debt securities issued or guaranteed
             agencies or instrumentalities, (b) investment-       by the U.S. government or its agencies or
             grade securities, that is, debt securities,          instrumentalities, (b) investment-grade
             including convertible securities, that are rated     securities, that is, debt securities, including
             "A" or higher by the major recognized bond           convertible securities, that are rated "BBB" or
             services, and comparably rated commercial            higher by a nationally recognized statistical
             paper and (c) cash and cash equivalents              rating organization and comparably rated
             (such as certificates of deposit, repurchase         commercial paper and (c) cash and cash
             agreements maturing in one week or less              equivalents (such as certificates of deposit,
             and bankers' acceptances). The fund may              repurchase agreements maturing in one
             also invest up to 15% of its total assets in         week or less and bankers' acceptances).
             debt securities, including convertible               The fund may invest up to 20% of its
             securities, which are rated in the fourth            total assets in debt securities rated below
             highest grade by the major recognized bond           investment grade or in unrated securities that
             services and commercial paper which is               are determined to be of equivalent quality
             comparable. None of the fund's portfolio may         by Pioneer.
             be invested in debt securities which are rated
             below the fourth highest grade or are
             unrated, except that the fund may hold debt
             securities the ratings of which are reduced
             subsequent to purchase.



     Explanation for proposal 3(a) and (b). The Trustees recommend that the rating criteria for the fund's investments be made non-fundamental and revised to permit the fund greater flexibility to invest in fixed income securities rated BBB (the lowest investment grade category) and below. This policy change will give the fund greater flexibility to select from a wider range of debt securities. The fund's current policies do not allow the fund to invest in debt securities rated below investment grade (or in unrated securities of equivalent quality) and limit securities rated BBB to 15% of the fund's assets. Pioneer believes that these sectors of the fixed income marketplace offers a number of attractive investment opportunities for your fund. Pioneer believes that by investing a greater portion of the fund in securities rated BBB and allocating a small portion of the fund's assets to below investment grade securities, the fund can enhance its performance without subjecting the fund to undue additional risk. In addition, Pioneer believes that this added flexibility will allow the fund to compete on a more equal footing with other comparable bond funds which typically allocate up to 20% of their assets to below investment grade securities and are not restricted in their allocation among investment grade categories. In addition, by making this policy non-fundamental, the Trustees will be able to authorize further changes in the fund's rating criteria in the future. Consequently, the fund will be able to respond to the changing market environment without the delay and cost of a shareholder vote. This change means that the Trustees, not the shareholders, would approve any future changes in the specific composition of the fund's primary investments; however, shareholders would still need to approve any change in the fund's investment objective.


     While Pioneer does not believe that allocating a portion of the fund's assets to securities rated below investment grade would subject the fund to undue additional risk, such investments would involve greater risks than investments in investment grade securities only. Below investment grade securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for these securities tend to be very volatile, and they are less liquid than investment grade debt securities. Adverse company specific events are more likely to render the issuer of below investment grade securities unable to make interest and/or principal payments. For these reasons, your investment in the fund would be subject to increased price sensitivity to changing interest rates and deteriorating economic environment and to greater risk of loss due to default or declining credit quality if your fund is permitted to invest a portion of its assets in below investment grade securities.


     In light of these proposed changes to the fund's rating criteria, the trustees are also recommending that the fund's investment objective be revised. Pioneer believes that the fund's current investment objective may present some confusion for investors to the extent that the fund is permitted to invest in debt securities rated BBB as part of its 80% primary investment basket and up to 20% of its total assets in debt securities rated below BBB. When adopted in 1978, the fund's use of the phrase "high quality portfolio" was more clearly understood to refer to securities of investment grade quality. Today, the term "high quality" may also be used to refer to securities rated within the highest two investment grade categories (AAA or AA). This common usage could imply to some investors that the fund's portfolio is of a higher average quality than the proposed policies contemplate. For this reason, the Trustees recommend that the fund's investment objective be revised to refer to an "investment grade portfolio" rather than a "high quality portfolio" to avoid any confusion on this point. The revised investment objective would continue to be classified as fundamental requiring shareholder approval before any further change could be made.


     It is important to note that the fund's primary investment focus will remain investment grade debt securities. If the changes are approved, at least 80% of the fund's total assets will be invested in investment grade securities. The remainder of the fund's assets, up to 20%, would be available for investment in below investment grade securities. This does not mean that Pioneer will always allocate the full 20% of the fund's total assets to such securities. Pioneer will only advise the fund to purchase below investment grade securities after conducting a thorough analysis of the issuer of the security and only if Pioneer determines that the purchase would be consistent with the fund's investment objective of providing current income with due regard for the preservation of capital and prudent investment risk.

Proposal    Current Fundamental Policy                         Amended Non-Fundamental Policy
---------   ------------------------------------------------   --------------------------------------------
 3(c)       Not more than 15% of the fund's assets             The fund may invest up to 15% of its total
            may be invested in foreign securities and          assets in securities of non-U.S. issuers,
            not more than 5% of its total assets may           including up to 5% of its total assets in
            be invested in foreign securities that are not     securities of emerging market issuers. This
            listed on a recognized foreign or domestic         limitation does not apply to securities of
            exchange, provided that purchases of               Canadian issuers.
            Canadian securities are not subject to the
            limitations of this paragraph.



Explanation of Proposal 3(c). Other than redesignating this policy as non-fundamental, the changes are to eliminate the 5% limit on bonds that are not listed and to allow the fund to invest a portion of the assets which it allocates to foreign securities to securities of issuers located in emerging market countries. The 5% limit on bonds is no longer relevant and reflects a time when most bonds were listed on an exchange. Currently, bonds generally trade in the over-the-counter market. Eliminating this 5% limit would treat domestic and foreign bonds equally. Emerging market countries are generally considered to be those countries with less developed economies and securities markets. Pioneer believes that this change will broaden the fund's investment universe in a manner that will allow it to invest in potentially higher yielding securities without adding undue risk to the fund's portfolio.


     Investing in non-U.S. issuers may involve unique risks compared to investing in the securities of U.S. issuers. These risks may include:

    o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices

    o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable

    o Adverse effect of currency exchange rates or controls on the value of the fund's investments


    o Political, economic and social developments that adversely affect the securities markets

    o Withholding and other foreign taxes may decrease the fund's return

Proposal    Current Fundamental Restriction                        Amended Fundamental Restriction
---------   ----------------------------------------------------   ---------------------------------------------------
            The fund may not:                                      The fund may not:

 3(d)       (1) Purchase any security (other than                  (1) Make any investment inconsistent with
            securities issued or guaranteed by the                 the fund's status as a diversified investment
            U.S. Government or its agencies or                     company under the 1940 Act.
            instrumentalities) if, immediately after and as
            a result of such investment, (a) more than             (2) Invest 25% or more of its total assets in
            5% of the value of the fund's total assets             securities of one or more issuers (excluding
            would be invested in securities of the issuer;         the U.S. Government or its agencies or
            (b) the fund would hold more than 10% of               instrumentalities) conducting their principal
            the voting securities of the issuer; or (c)            business activities in the same industry. For
            more than 25% of the value of the fund's               purposes of this restriction the electric utility,
            assets would be invested in a single industry          natural gas utility, and telephone industries
            (each of the electric utility, natural gas utility,    shall be considered separate industries.
            and telephone industries shall be considered
            as a separate industry for this purpose);

     Explanation of Proposal 3(d). The current restriction combines two separate concepts--diversification and industry concentration. The proposed change would split those two concepts into two separate restrictions and update the language of each to a more modern construction. The first amended restriction would require the fund to comply with the definition of diversification under the 1940 Act, which is slightly more flexible than the definition in the fund's current restriction which applies to 100% of the fund's assets.

     Under the 1940 Act, a diversified fund is required to comply with the following requirements: a diversified fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund. Unlike your fund's current restriction, the 1940 Act only requires compliance with respect to 75% of a fund's total assets. This amendment, therefore, will provide the fund with additional flexibility to invest more significantly in certain issuers when the adviser determines that an investment presents a special opportunity for the fund. The fund would be permitted to invest up to 25% of its assets in the securities of any one issuer while remaining diversified under the 1940 Act. To the extent the fund would invest more than 5% of its total assets in a particular issuer (which is maximum permitted by the current restriction), the fund would become more susceptible to adverse events effecting that issuer. This would increase the risks of investing in the fund because it could increase the volatility of the fund's portfolio.

Proposal    Current Fundamental Restriction                    Amended Fundamental Restriction
---------   ------------------------------------------------   ------------------------------------------------
            The fund may not:                                  The fund may not:

 3(e)       (2) Buy or sell real estate in the ordinary        (3) Invest in real estate, except that the fund
            course of its business; provided, however,         may invest in securities of issuers that invest
            the fund may invest in readily marketable          in real estate or interests therein, securities
            debt securities secured by real estate or          that are secured by real estate or interests
            interests therein or issued by companies,          therein, securities of real estate investment
            including real estate investment trusts,           trusts and mortgage-backed securities.
            which invest in real estate or interests
            therein;

     Explanation of Proposal 3(e). This restriction has been amended for improved clarity and uniformity among Pioneer mutual funds but has not been materially changed.

Proposal     Current Fundamental Restriction                    Amended Fundamental Restriction
----------   ------------------------------------------------   -------------------------------------------
             The fund may not:                                  The fund may not:

 3(f)        (3) Buy or sell commodities or commodity           (4) Invest in commodities or commodity
             contracts except interest rate futures             contracts, except that the fund may invest
             contracts, options on securities, securities       in currency instruments and contracts and
             indices, currency and other financial              financial instruments and contracts that
             instruments, futures contracts on securities,      might be deemed to be commodities or
             securities indices, currency and other             commodity contracts.
             financial instruments and options on such
             futures contracts, forward foreign currency
             exchange contracts, forward commitments,
             securities index put or call warrants, interest
             rate swaps, caps and floors and repurchase
             agreements entered into in accordance with
             the fund's investment policies;

     Explanation of Proposal 3(f). This restriction has been amended for improved clarity and uniformity among Pioneer mutual funds but has not been materially changed.

Proposal     Current Fundamental Restriction             Amended Fundamental Restriction
----------   -----------------------------------------   ------------------------------------------------
             The fund may not:                           The fund may not:

 3(g)        (4) Underwrite any issue of securities;     (5) Act as an underwriter, except as it may be
                                                         deemed to be an underwriter in a sale of
                                                         restricted securities held in its portfolio.

     Explanation of Proposal 3(g). This restriction has been amended for improved clarity and uniformity among Pioneer mutual funds but has not been materially changed. The exception in the amended restriction with respect to sales of restricted securities by the fund does not represent a change in the scope of the current restriction. The fund is currently permitted to purchase and sell restricted securities. Restricted securities are securities which are subject to restrictions on resale imposed by the 1933 Act. When the fund sells a restricted security, it must comply with any applicable restriction imposed by the 1933 Act. In certain situations, the fund may be considered or "deemed" to be an underwriter when selling a restricted security under certain provisions of the 1933 Act. An exception covering this situation has been made explicit in the amended restriction simply to clarify the fact that this situation is not covered by the current restriction.

Proposal    Current Fundamental Restriction                  Amended Fundamental Restriction
---------   ----------------------------------------------   ----------------------------------------------
            The fund may not:                                The fund may not:

 3(h)       (5) Make loans in an aggregate amount in         (6) Make loans, except by the purchase of
            excess of 10% of the value of the fund's         debt obligations, by entering into repurchase
            total assets, taken at the time any loan is      agreements or through the lending of
            made, provided that (I) the purchase of debt     portfolio securities.
            securities pursuant to the fund's investment
            objectives shall not be deemed loans for the
            purposes of this restriction, (ii) loans of
            portfolio securities as described, from time
            to time, under "Lending of Portfolio
            Securities" shall be made only in accordance
            with the terms and conditions therein set
            forth and (iii) in seeking a return on
            temporarily available cash, the fund may
            engage in repurchase transactions maturing
            in one week or less and involving obligations
            of the U.S. Government, its agencies or
            instrumentalities.

     Explanation of Proposal 3(h). This restriction has been amended for improved clarity and uniformity among Pioneer mutual funds but has not been materially changed.

Proposal     Current Fundamental Restriction                     Amended Non-Fundamental Restriction
----------   -------------------------------------------------   -------------------------------------------
             The fund may not:

 3(i)        (6) Sell securities short, except to the extent     Eliminate as fundamental and reclassify as
             that the fund contemporaneously owns or has the     a non-fundamental investment policy.
             right to acquire at no additional cost
             securities identical to those sold short.

     Explanation of Proposal 3(i). The 1940 Act does not require that this restriction be fundamental. This restriction would continue to be a fund policy but would be reclassified as non-fundamental.

Proposal     Current Fundamental Restriction                     Amended Non-Fundamental Restriction
----------   -------------------------------------------------   -------------------------------------------
             The fund may not:

 3(j)        (7) Purchase securities on margin.                  Eliminate as fundamental and reclassify as
                                                                 a non-fundamental investment policy.

     Explanation of Proposal 3(j). The 1940 Act does not require that this restriction be fundamental. The fund would instead adopt a non-fundamental investment policy that provides that the fund will only purchase securities on margin to the extent permitted by the 1940 Act.

Proposal    Current Fundamental Restriction                      Amended Fundamental Restriction
---------   --------------------------------------------------   ----------------------------------------------
            The fund may not:                                    The fund may not:

 3(k)       (8) Borrow money, except that, as a                  (7) Borrow money, except the fund may: (a)
            temporary measure for extraordinary or               borrow from banks or through reverse
            emergency purposes and not for investment            repurchase agreements in an amount up to
            purposes, the fund may borrow up to 5% of            33-1/3% of the fund's total assets (including
            the value of its total assets at the time            the amount borrowed); (b) to the extent
            of the borrowing;                                    permitted by applicable law, borrow up to
                                                                 an additional 5% of the fund's assets for
                                                                 temporary purposes; (c) obtain such
                                                                 short-term credits as are necessary for the
                                                                 clearance of portfolio transactions; (d)
                                                                 the fund may purchase securities on margin
                                                                 to the extent permitted by applicable law;
                                                                 and (e) engage in transactions in mortgage
                                                                 dollar rolls that are accounted for as
                                                                 financings.


     Explanation of Proposal 3(k). This restriction has been amended for improved clarity and uniformity among Pioneer mutual funds. The percentage limitation on borrowing has been revised upward from 5% to 33-1/3% of the fund's total assets to conform to the percentage limitation included in the 1940 Act. This change affords the fund additional flexibility to borrow money if Pioneer determines that such borrowing is in the best interests of the fund and is consistent with both the fund's investment objective and with the requirements of the 1940 Act. However, because the fund does not engage in borrowing for leverage purposes, the fund will adopt a non-fundamental policy that it will not purchase additional securities while its total outstanding borrowing exceeds 5% of its total assets.

Proposal     Current Fundamental Restriction                 Amended Restriction
----------   ---------------------------------------------   ------------------------------------
             The fund may not:

 3(l)        (9) Mortgage, pledge, or hypothecate any of     Eliminate as a separate fundamental
             its assets                                      restriction.

     Explanation of Proposal 3(l). The 1940 Act does not require that this restriction be fundamental.

BOARD EVALUATION AND RECOMMENDATION

     The trustees believe that the proposed amendments to the fund's fundamental policies and restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposals as described above. If the required approval of a change to a policy or restriction is not obtained, the current investment policy or restriction will continue in effect.

     THE TRUSTEES OF YOUR FUND RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO AMEND THE FUND'S INVESTMENT RESTRICTIONS.

                        VOTING RIGHTS AND REQUIRED VOTE

     Each share of your fund is entitled to one vote. Approval of each proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of

    (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

    (2) more than 50% of the outstanding shares of the fund.


                      INFORMATION CONCERNING THE MEETING

Outstanding Shares and Quorum

     As of February 26, 1999, 14,444,029.629 Class A shares, 5,230,495.642 Class
B and 1,249,691.967 Class C shares of beneficial interest of the fund were outstanding. Only shareholders of record on March 5, 1999 are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Ownership of shares of the fund

     To the knowledge of the fund, as of February 26, 1999, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B and Class C shares of your fund.

                                                    Number of Shares Owned and Per-
                                                    centage of Total Shares Outstand-
Shareholder                               Class     ing for the Class
-----------                               -----     -----------------
Merrill Lynch Pierce Fenner and Smith     A         822,868.564
For the sole benefit of its customers               5.69%
Mutual Fund Administration 97JL1          B         692,985.545
48000 Deer Lake Drive East                          13.24%
Jacksonville, FL 32246-6484               C         186,777.511
                                                    14.94%

Shareholder proposals

     Your fund is not required to hold annual meetings of shareholders and does not currently intend to hold a meeting of shareholders in 2000. A shareholder proposal intended to be presented at a future annual meeting must be received by the fund a reasonable time before the fund prepares proxy materials relating to that meeting.

Shares held in retirement plans

     PGI, as trustee or custodian of certain retirement plans, is permitted to vote any shares held in such plans and will do so if necessary to obtain a quorum.


Proxies, quorum and voting at the meeting

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere atten-dance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the proxy statement). In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals, including the election of the nominees to the board of trustees, have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the trust present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

     However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with a vote that may be approved by less than a majority of the outstanding shares of the fund, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented at the meeting. However, for purposes of determining whether a proposal has been adopted in accordance with a vote that requires approval by holders of at least a majority of the outstanding shares of the fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

Other business

     While the meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses

     The cost of preparing, assembling and mailing this proxy statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card will be borne by Pioneer. In addition to soliciting proxies by mail, Pioneer may, at Pioneer's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PSC and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     The fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. The fund is unaware of any such challenge at this time. Shareholders would be called at the phone number PSC has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

     March 9, 1999

Exhibit A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION is made as of the 4th day of May, 1999, by and between Pioneer Bond Fund, a Massachusetts business trust (the "Current Trust"), and Pioneer Bond Fund, a business trust duly formed under the laws of the State of Delaware (the "Successor Trust").

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 (a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the conversion of the Current Trust into a Delaware business trust.

     In consideration of the premises and of the covenants and agreements hereinafter set forth the parties hereto covenant and agree as follows.

1. TRANSFER OF ASSETS OF THE CURRENT TRUST IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SHARES OF THE SUCCESSOR TRUST; DISSOLUTION OF THE CURRENT TRUST

     1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Current Trust agrees to transfer all of its assets set forth in paragraph 1.2 and assign and transfer all of its liabilities to the Successor Trust established solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the Current Trust. As of the date of this Agreement, the Successor Trust has not issued any shares of beneficial interest or commenced operations. The Successor Trust agrees that in exchange for all of the assets of the Current Trust (1) the Successor Trust shall assume all of the liabilities of the Current Trust, whether contingent or otherwise, then existing and (2) the Successor Trust shall deliver to the Current Trust the number of full and fractional shares of each Class of the Successor Trust (the "Successor Trust Shares") equal to the number of each class of Current Trust Shares then outstanding, the value of the Successor Trust Shares collectively to be equal to the value of the assets of the Current Trust transferred to, less the liabilities of Current Trust assumed by, the Successor Trust (the "Net Assets"), as described in paragraph 3.1 on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

     1.2 The assets of the Current Trust to be acquired by the Successor Trust shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Current Trust and other property owned by the Current Trust and any deferred or prepaid expenses shown as assets on the books of the Current Trust on the Closing Date provided for in paragraph 3.1.

     1.3 Immediately upon delivery to the Current Trust of Successor Trust Shares of the Successor Trust, any duly authorized officer of the Current Trust as the then sole shareholder of the Successor Trust shall (i) elect as Trustees of the Successor Trust the persons who currently serve as Trustees of the Current Trust; (ii) ratify the selection of the independent accountants; (iii) approve a management contract for the Successor Trust with Pioneer Investments in the form most recently approved for the Current Trust; and (iv) adopt the investment objectives, investment policies and investment restrictions of the Current Trust.

     1.4 As provided in paragraph 3.4, on the Closing Date, the Current Trust will distribute in liquidation to its shareholders of record ("Current Trust Shareholders"), determined as of the close of business on the Closing Date, the Successor Trust Shares of each class received from the Successor Trust pro rata in proportion to their respective shares of beneficial interest of such class in the Current Trust ("Current Trust Shares"), in exchange for such Current Trust Shares. Such distribution will be accomplished by the transfer of the Successor Trust Shares then credited to the account of the Current Trust on the share records of the Successor Trust to open accounts on those records in the names of such Current Trust Shareholders and representing the respective pro rata number of the Successor Trust Shares of each class received from the Successor Trust due to the Current Trust Shareholders. The Successor Trust shall not issue certificates representing Successor Trust Shares in connection with such distributions and, if applicable, in exchange for the outstanding certificates representing Acquired Fund Shares, as described in paragraph 1.8. Fractional Successor Trust Shares shall be rounded to the third place after the decimal point.

     1.5 As soon as practicable after the distribution of the Successor Trust Shares as set forth in Section 1.4, the Current Trust shall be terminated and any such further actions shall be taken in connection therewith as are required by applicable law.

     1.6 Ownership of the Successor Trust Shares by each Successor Trust Shareholder shall be maintained separately on the books of Pioneering Services Corporation as the shareholder services and transfer agent for the Successor Trust.

     1.7 Any transfer taxes payable upon issuance of Successor Trust Shares in a name other than the registered holder of the Current Trust Shares on the books of the Current Trust as of that time shall be paid by the person to whom such Successor Trust Shares are to be distributed as a condition of such transfer.

     1.8 The Successor Trust shall record the net asset value of all outstanding Current Trust certificated shares in its books and records as of the Closing Date, in accordance with paragraph 2.2, and daily thereafter, in accordance with the Successor Trust's procedures for determining net asset value per share. The Successor Trust may honor certificates representing Current Trust shares at their net asset value as determined only on the books and records of the Successor Trust, and subject to the Successor Trust's normal requirements for redeeming or transferring shares evidenced by certificates. The Current Trust Shareholders need not surrender such certificates or deliver an affidavit with respect to lost certificates, after the Closing. Any Current Trust certificate which remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of shares of beneficial interest of the Current Trust and shall not evidence ownership of the Successor Trust Shares.

2. VALUATION

     2.1 The value of the Net Assets of the Current Trust to be acquired hereunder by the Successor Trust shall be the net asset value computed as of the valuation time provided in the then current prospectus of the Current Trust on the Closing Date using the valuation procedures set forth in the then current prospectus or statement of additional information.

     2.2 The value of full and fractional Successor Trust Shares of the Successor Trust to be issued in exchange for the Net Assets of each of the Current Trust shall be equal to the value of such Net Assets on the Closing Date, and the number of such Successor Trust Shares of each class to be issued by the Successor Trust shall equal the number of full and fractional Current Trust Shares of each class of the Current Trust on the Closing Date.

    2.3 All computations of value shall be made by Pioneering Services Corporation.

3. CLOSING AND CLOSING DATE

     3.1 The transfer of the assets of the Current Trust in exchange for the assumption by the Successor Trust of the liabilities of the Current Trust and the issuance of Successor Trust Shares to the Current Trust, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of Hale and Dorr LLP at 60 State Street, Boston, Massachusetts 02109 on May 17, 1999 ("Closing Date"), or at such other place or date on or prior to December 31, 1999 as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the net asset value of the Current Trust or at such other time and or place as the parties may agree.

     3.2 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon is restricted or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of the Current Trust are traded is disrupted so that accurate appraisal of the value of the Net Assets of the Current Trust is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

     3.3 The Current Trust shall deliver at the Closing a certificate or separate certificates of an authorized officer stating that it has notified the Custodian, as custodian for the Current Trust and the Successor Trust, of the conversion of the Current Trust to the Successor Trust.

     3.4 Pioneering Services Corporation, as shareholder services and transfer agent for the Current Trust, shall deliver at the Closing certificates as to the conversion on its books and records of the accounts of the shareholders of the Current Trust to accounts as holders of shares of the Successor Trust. The Successor Trust shall issue and deliver to the Current Trust a confirmation evidencing the shares of Successor Trust to be credited on the Closing Date or provide evidence satisfactory to the Current Trust that such shares of the Successor Trust have been credited to the account of the Current Trust on the books of the Successor Trust. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts or other documents as such other party or its counsel may reasonably request.

     3.5 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Current Trust shall be presented by the Current Trust to the Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Current Trust to the Custodian for the account of the Successor Trust on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Current Trust shall be delivered to the Successor Trust by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash of the Current Trust to be delivered shall be in the form of currency or by the Custodian crediting the Successor Trust's account maintained with the Custodian with immediately available funds.

4. REPRESENTATIONS AND WARRANTIES

    4.1 The Current Trust represents and warrants as follows:

     4.1.A. The Current Trust is a business trust duly authorized to exist under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Current Trust, to perform its obligations under this Agreement. The Current Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Current Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     4.1.B. The Current Trust is a registered investment company classified as a management company of the open-end diversified type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

     4.1.C. The Current Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of its Declaration of Trust or By-laws, or any agreement, indenture, instrument, contract, lease or other undertaking to which the Current Trust is a party or by which the Current Trust is bound;

     4.1.D. The Current Trust has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) that will not be terminated without liability to the Current Trust on or prior to the Closing Date;

     4.1.E. No material litigation or administrative proceeding or investigation of or before any court or governmental body presently is pending or threatened against the Current

Trust or any of its properties or assets. The Current Trust knows of no facts that might form the basis for the institution of such proceedings and the Current Trust is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     4.1.F. At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Current Trust required by law to have been filed or furnished by such dates shall have been filed or furnished and all federal, state and other taxes, interest and penalties shall have been paid so far as due or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to any of such returns or reports;

     4.1.G. The Current Trust has elected that it be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for each taxable year since its inception, and will qualify as such as of the Closing Date;

     4.1.H. The authorized capital of the Current Trust consists of an unlimited number of shares of beneficial interest, no par value, divided into three classes (Class A, Class B and Class C) of one series. All issued and outstanding shares of beneficial interest of the Current Trust are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. The Current Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

     4.1.I. The information to be furnished by the Current Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

     4.1.J. All of the issued and outstanding Current Trust Shares will at the time of the Closing be held by the persons and in the amounts as, on behalf of the Current Trust, certified in accordance with the provisions of paragraph 3.4;

     4.1.K. At the Closing Date, the Current Trust will have good and marketable title to the assets to be transferred to the Successor Trust pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and in payment for such assets, the Successor Trust will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act), except as otherwise disclosed in writing and accepted by the Successor Trust;

     4.1.L. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Current Trust and this Agreement constitutes a valid and binding obligation of the Current Trust enforceable in accordance with its terms, subject to the approval of the Current Trust's shareholders;

     4.1.M. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Current Trust of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

    4.2 The Successor Trust represents and warrants as follows:

     4.2.A. The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement; the Successor Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability; the Successor Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted; that as of the date hereof and as of the Closing Date, the Successor Trust consists of one duly established and designated series;

     4.2.B. The Successor Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Certificate of Trust, Agreement and Declaration of Trust or By-laws of the Successor Trust or any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Trust is a party or by which the Successor Trust is bound;

     4.2.C. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Successor Trust or any of its properties or assets. The Successor Trust knows of no facts that might form the basis for the institution of such proceedings, and the Successor Trust is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     4.2.D. The Successor Trust will qualify as a regulated investment company under Subchapter M of the Code for the taxable year in which the Closing occurs and to continue to qualify as such for each taxable year;

     4.2.E. Prior to the Closing Date, there shall be no issued and outstanding Successor Trust Shares or any other securities of the Successor Trust; Successor Trust Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable;

     4.2.F. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Successor Trust, and this Agreement constitutes a valid and binding obligation of the Successor Trust enforceable against the Successor Trust in accordance with its terms;

     4.2.G. The information to be furnished by the Successor Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

     4.2.H. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Successor Trust of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

5. COVENANTS OF THE CURRENT TRUST AND THE SUCCESSOR TRUST

     5.1 The Current Trust covenants that the Successor Trust Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.2 The Current Trust covenants that it will assist the Successor Trust in obtaining such information as the Successor Trust may reasonably request concerning the beneficial ownership of Current Trust Shares.

     5.3 The Current Trust will, from time to time, as and when requested by the Successor Trust execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Successor Trust may deem necessary or desirable in order to vest in, and confirm to, the Successor Trust, title to, and possession of, all the assets of the Current Trust to be sold, assigned, transferred and delivered to the Successor Trust hereunder and otherwise to carry out the intent and purpose of this Agreement.

     5.4 The Successor Trust will, from time to time, as and when requested by the Current Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Current Trust may deem necessary or desirable in order to vest in, and confirm to, the Current Trust, title to, and possession of, the Successor Trust Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

     5.5 The Successor Trust shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

     5.6 Subject to the provisions of this Agreement, the Successor Trust and the Current Trust each will take, or cause to be taken, all action and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7 As promptly as practicable, but in any event within 60 days after the Closing Date, the Current Trust shall furnish to the Successor Trust, in such form as is reasonably satisfactory to Successor Trust, a statement of the earnings and profits of the Current Trust for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Successor Trust as a result of Section 381 of the Code, and which statement will be certified by the President or Treasurer of Current Trust.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CURRENT TRUST

     The obligations of the Current Trust to consummate the transactions provided for herein shall be subject to the performance by the Successor Trust of all the obligations to be performed by the Successor Trust hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 All representations and warranties of the Successor Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, and

     6.2 The Successor Trust shall have delivered on the Closing Date to the Current Trust a certificate executed in Successor Trust's name by its President or Executive Vice President, in form and substance satisfactory to the Current Trust, dated as of the Closing Date, to the effect that the representations and warranties of the Successor Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Current Trust shall reasonably request.

     Each of the foregoing conditions precedent may be waived by the Current Trust.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR TRUST

     The obligations of the Successor Trust to consummate the transactions provided for herein shall be subject to the performance by the Current Trust of all the obligations to be performed hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 All representations and warranties of the Current Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Current Trust shall have delivered to the Successor Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Current Trust as to the portfolio securities of the Current Trust and the federal income tax basis and holding period for each such portfolio security as of the Closing Date; and

     7.3 The Current Trust shall have delivered to the Successor Trust on the Closing Date a certificate executed in the name of the Current Trust by its President or Executive Vice President, in form and substance satisfactory to the Successor Trust, dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Trust shall reasonably request.

     Each of the foregoing conditions precedent may be waived by the Successor Trust.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CURRENT TRUST AND THE SUCCESSOR TRUST

     The obligations of the Current Trust and the Successor Trust are subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the shareholders of the Current Trust in accordance with applicable law;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with, the transactions contemplated hereby;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities) deemed necessary by the Successor Trust or the Current Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Trust or the Current Trust, provided that either party hereto may for itself waive any of such conditions;

     8.4 The President or Executive Vice President of the Successor Trust shall have delivered a certificate to the Current Trust on the Closing Date certifying that the Successor Trust has taken all necessary action so that it shall be a registered open-end investment company under the 1940 Act.

     8.5 The Current Trust and the Successor Trust shall have received on or before the Closing Date an opinion of Hale and Dorr LLP satisfactory to the Current Trust and the Successor Trust, substantially to the effect that for federal income tax purposes:

     8.5.A. The acquisition of all of the assets of the Current Trust by the Successor Trust solely in exchange for the issuance of Successor Trust Shares to the Current Trust and the assumption by the Successor Trust of all of the liabilities of the Current Trust, followed by the distribution in liquidation by the Current Trust of Successor Trust Shares to the shareholders of the Current Trust in exchange for their shares of the Current Trust and the termination of the Current Trust, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Current Trust and the Successor Trust will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     8.5.B. No gain or loss will be recognized by the Current Trust upon (i) the transfer of all of its assets to the Successor Trust solely in exchange for the issuance of Successor Trust Shares to the Current Trust and the assumption by the Successor Trust of the liabilities of the Current Trust and (ii) the distribution by the Current Trust of such Successor Trust Shares to the shareholders of the Current Trust;

     8.5.C. No gain or loss will be recognized by the Successor Trust upon receipt of all of the assets of the Current Trust solely in exchange for the issuance of the Successor Trust Shares to the Current Trust and the assumption by the Successor Trust of all of the liabilities of the Current Trust;

     8.5.D. The tax basis of the assets acquired by the Successor Trust from the Current Trust will be, in each instance, the same as the tax basis of those assets in the hands of the Current Trust immediately before the transfer;

     8.5.E. The tax holding period of the assets of the Current Trust in the hands of the Successor Trust will, in each instance, include the tax holding period of the Current Trust for those assets;

     8.5.F. Current Trust Shareholders will not recognize gain or loss upon the exchange of all of their shares of the Current Trust solely for Successor Trust Shares as part of the transaction;

     8.5.G. The tax basis of the Successor Trust Shares received by Current Trust Shareholders in the transaction will be, for each shareholder, the same as the tax basis of the shares of the Current Trust surrendered in exchange therefor; and

     8.5.H. The tax holding period of the Successor Trust Shares received by Current Trust Shareholders will include, for each shareholder, the tax holding period for the Current Trust Shares surrendered in exchange therefor, provided that such Current Trust Shares were held as capital assets on the date of the exchange.

     The Current Trust and the Successor Trust each agree to make and provide representations with respect to the Current Trust and the Successor Trust which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this paragraph 8.5, which opinion may address such other federal income tax consequences, if any, that Hale and Dorr LLP believes to be material to the transaction.

     Each of the foregoing conditions precedent to the obligations of a party, except for the receipt of the opinion of Hale and Dorr LLP set forth in paragraph 8.5, may be waived by that party.


9. BROKERAGE FEES AND EXPENSES

     9.1 The Successor Trust and the Current Trust each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

     9.2 The Current Trust and the Successor Trust shall each be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated; if the transactions are consummated, such expenses of the Current Trust will be assumed by the Successor Trust as part of the transaction.

10. ENTIRE AGREEMENT

     The Successor Trust and the Current Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Successor Trust and the Current Trust. In addition, either the Successor Trust or the Current Trust may at its option terminate this Agreement at or prior to the Closing Date because:

     11.1.A. There exists a material breach by the other party of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date; or

     11.1.B. A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Successor Trust or the Current Trust, or their respective trustees or officers, to the other party or its trustees or officers.

12. AMENDMENT

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by Current Trust Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Trust Shares to be paid to Current Trust Shareholders under this Agreement to the detriment of Current Trust Shareholders without their further approval.

13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     13.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     13.5 All persons dealing with the Current Trust and the Successor Trust must look solely to the property of the Current Trust and the Successor Trust for the enforcement of any claims against such Trust as neither the Trustees, officers, agents or shareholders of either Trust assume any personal liability for obligations entered into on behalf of the Current Trust and the Successor Trust.

     13.6 A copy of the Agreement and Declaration of Trust of the Current Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Current Trust as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers, or shareholders of the current Trust individually, but are binding only upon the assets and property of the Current Trust.

14. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Current Trust or the Successor Trust, each at 60 State Street, Boston, Massachusetts 02109,
Attention: Secretary.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

                                 PIONEER BOND FUND,
                                 a Massachusetts business trust


                                 By:____________________________________________

                                 Its:___________________________________________


                                 PIONEER BOND FUND,
                                 a Delaware business trust


                                 By:____________________________________________

                                 Its:___________________________________________

FORM OF PROXY CARD [FRONT]
[landscape oriented on proxy card]
------------------------------------------------------------------------------
PROXY

                                PIONEER BOND FUND
                                 PROXY TABULATOR
                                  P.O BOX 9138
                                HINGHAM, MA 02043

         The undersigned holder of shares of beneficial interest of Pioneer Bond Fund hereby constitutes and appoints Joseph P. Barri, John F. Cogan, Jr., Robert
P. Nault and David D. Tripple, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the special meeting of shareholders of the fund to be held on Tuesday, May 4, 1999 at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, at 2:00 p.m., eastern time, and at any and all adjournments thereof, relating to all shares of the fund held by the undersigned which the undersigned would be entitled to vote or act with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH ITEM. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY WHICH THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSALS REFERRED TO AND ACCORDING TO THEIR BEST JUDGMENT AS TO ANY OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING.


                          NOTE: Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.
                          Please sign exactly as your name or names appear in the box on the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                          ------------------------------------------------------
                          Signature

                          ------------------------------------------------------
                          Signature(s) (and Title(s) if applicable)

                          ------------------------------------------------, 1999
                          Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RTURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF THE FOLLOWING:


ITEM 1: To elect the nine (9) trustees to serve on the board of trustees until their successors have been duly elected and qualified. The nominees are:

     John F. Cogan, Jr., Mary K. Bush, Richard H. Egdahl, M.D., Margaret B.W. Graham, John W. Kendrick, Marguerite A. Piret, David D. Tripple,
     Stephen K. West and John Winthrop.

[ ] FOR ELECTING ALL OF THE NOMINEES        [ ] WITHHOLD AUTHORITY TO VOTE FOR
    (EXCEPT AS MARKED TO THE CONTRARY)          ALL NOMINEES

To withhold authority to vote for one or more of the nominees, write the nominee(s) name(s) on the line below:

---------------------------------------


ITEM 2: To approve an Agreement and Plan of Reorganization pursuant to which the fund, which is currently organized as a Massachusetts business trust, would be reorganized as a Delaware business trust.

[ ] FOR                     [ ] AGAINST                          [ ] ABSTAIN









ITEMS 3(a-l): To amend the fund's fundamental investment objective, policies and restrictions.

[ ] FOR ALL                         [ ] AGAINST ALL                                    [ ] FOR ALL EXCEPT

(3a)  To amend the fund's fundamental  investment  objective.  (3b) To eliminate              a. [ ]
the  fund's  fundamental  policy  with  respect  to  rating  criteria  for  debt              b. [ ]
securities  and amend and  reclassify  the  policy as  non-fundamental.  (3c) To              c. [ ]
eliminate the fund's  fundamental policy with respect to investing [] AGAINST in              d. [ ]
foreign securities and amend and reclassify the policy as non-fundamental.  (3d)              e. [ ]
To amend the fund's  investment  restriction  on portfolio  diversification  and              f. [ ]
concentration.  (3e) To amend the fund's investment  restriction on investing in              g. [ ]
real estate.  (3f) To amend the fund's  investment  restriction on investming in              h. [ ]
commodities.  (3g) To amend the fund's  investment  restriction on  underwriting              i. [ ]
securities.  (3h)  To amend the fund's  investment  restriction on making loans.              j. [ ]
(3i) To  eliminate  the fund's  fundamental  investment  restriction  on selling              k. [ ]
securities  short and reclassify the  restriction  as  non-fundamental.  (3j) To              l. [ ]
eliminate   the  fund's  fundamental  investment   restriction   on   purchasing
securities on margin and reclassify the restriction as non-fundamental. (3k): To amend the fund's  investment  restriction  on borrowing.  (3l)  To eliminate the
fund's    investment    restriction    on    pledging    assets.

[Pioneer Logo]


Pioneer Bond Fund
60 State Street
Boston, MA  02109

March 1999

Dear Fellow Shareowner,

I am writing to let you know that a special meeting will be held May 4, 1999 for shareowners of Pioneer Bond Fund (the Fund) to vote on a number of important proposals. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

This package contains information about the proposals, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card.

Your prompt vote will help save money. If a majority of shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. Both of these are costly processes.

(callout in margin) Voting your shares by mail is quick and easy. Everything you need is enclosed.

Each of the proposals have been reviewed by the Fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal.

(callout in margin) The Board of Trustees recommends that you vote FOR each proposal.

Here is what a FOR vote means for each of the proposals.

Proposal 1:
Elect nine Trustees to the Board. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

Proposal 2:
Allow the Fund to be reorganized as a Delaware business trust. Currently, Pioneer Bond Fund is registered as a Massachusetts business trust. As a Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the enclosed Proxy Statement.

Proposals 3(a) through 3(l):
Amend the investment objective and modernize certain investment policies and restrictions to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the enclosed Proxy Statement.

Cast your vote by completing and signing the proxy card. Please mail your completed and signed proxy card as quickly as possible, using the postage-paid envelope provided.

(callout in margin) Please vote! Your vote is extremely important, no matter how many shares you own.

Please feel free to call Pioneer at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,

John F. Cogan, Jr.
Chairman and President


0399-6317

[Pioneer Logo]

Pioneer Bond Fund
60 State Street
Boston, MA 02109

March 1999

Dear Fellow Shareowner,

I am writing to let you know that a special meeting will be held May 4, 1999 for shareowners of Pioneer Bond Fund (the Fund) to vote on a number of important proposals. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

This package contains information about the proposals, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card.

Your prompt vote will help save money. If a majority of shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. Both of these are costly processes.

(callout in margin) Voting your shares by mail is quick and easy. Everything you need is enclosed.

Each of the proposals has been reviewed by the Fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal.

(callout in margin) The Board of Trustees recommends that you vote FOR each proposal.

Here is what a FOR vote means for each of the proposals.

Proposal 1:
Elect nine Trustees to the Board. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

Proposal 2:
Allow the Fund to be reorganized as a Delaware business trust. Currently, Pioneer Bond Fund is registered as a Massachusetts business trust. As a Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the enclosed Proxy Statement.

Proposals 3(a) through 3(l):
Amend the investment objective and modernize certain investment policies and restrictions to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the enclosed Proxy Statement.

(callout in margin) Please vote! Your vote is extremely important, no matter how many shares you own.

Cast your vote by completing and signing the proxy card. Please mail your completed and signed proxy card as quickly as possible, using the postage-paid envelope provided. Thank you for your prompt response.

Sincerely,

John F. Cogan, Jr.
Chairman and President


0399-6320

                              FOR INTERNAL USE ONLY
           Pioneer Bond Fund Proxy Solicitation: Questions and Answers

Q: What do the proposals for Pioneer Bond Fund mean?
A: Pioneer Bond Fund periodically holds a shareowner meeting to vote on certain issues. The upcoming meeting is scheduled for May 4, 1999. The Fund's Trustees, whose primary function is to protect your interests as a shareowner, recommend that you vote FOR each proposal.

Here is a what a FOR vote means for each of the proposals being considered.

Proposal 1:
Elect nine Trustees to the Board. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

Proposal 2:
Allow the Fund to be reorganized as a separate Delaware business trust. Currently, Pioneer Bond Fund is registered as a Massachusetts business trust. As a Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareholder and trustee liability and various potential operating efficiencies described in the enclosed Proxy Statement

Proposals 3(a) through 3(l):
Amend the investment objective and modernize certain investment policies and restrictions to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the enclosed Proxy Statement.


PROPOSAL 1
Q: Who is being nominated for Trustee?
A: There  are  nine  nominees.  All  currently  serve  as  Trustees  and   their
biographical information is included in the Proxy Statement. The Trustees' primary role is to protect your interests as a shareowner.

PROPOSAL 2
Q: Why reorganize the Fund as a Delaware business trust?
A: This proposal would allow the Fund to operate within the better-defined regulations provided in Delaware, and also would allow the Fund more flexibility to adapt to changes in the investment industry. The reorganization will have no tax impact on shareowners. New classes of shares, if any are offered in the future, also would have no effect on the value or operation of Fund shares already in existence.

Reorganizing to a Delaware business trust will help save the Fund, and shareowners, money because it will allow the Fund to adapt to new laws without going to the expense of a special shareowner meeting. And, as a Delaware business trust, it is clear that Fund shareowners have no responsibilities for the Fund's liabilities, a point that is less certain as a Massachusetts business trust.

PROPOSAL 3
Q: Why are there so many changes proposed to the Fund's operations structure and investment policies?
A: Since the Fund's last shareowner meeting, the mutual fund industry has evolved. The Fund's Trustees believe the proposed changes are appropriate and necessary to update the Fund and modernize it to conform with current standards in the mutual fund industry, along with other Pioneer funds.


GENERAL QUESTIONS
Q: Who makes the final decisions about these proposals?
A: You do. The Trustees you have elected - whose primary role, as mentioned, is protecting your interests as a shareowner have unanimously approved the proposals and encourage you to vote FOR each. However, you must make the final decision, either by attending the meeting in person or by giving your proxy vote.

Q: When and where will the meeting take place?
A: The meeting is scheduled for May 4, 1999, in Boston.

Q: What if I have questions about my investment?
A: The investment representative through whom you purchased Pioneer Bond Fund can provide you with additional information as needed.